EXHIBIT 99.1

Alignment Healthcare Reports Fourth Quarter and Full-Year 2021 Financial Results

ORANGE, Calif., March 03, 2022 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (“Alignment Healthcare” or the “Company”) (Nasdaq: ALHC), a tech-enabled Medicare Advantage company, today reported financial results for its fourth quarter and full year ended Dec. 31, 2021.

“Our strong fourth-quarter results across critical KPIs punctuated a solid first year for Alignment Healthcare in the public markets. Our success showcased the power of our clinical model and our proprietary AVA® platform to deliver steady growth and an effective medical benefits ratio,” said John Kao, founder and CEO, Alignment Healthcare.

“In 2022, we will continue to invest in new markets and the replicability and scalability of our differentiated model,” Kao continued. “We’ve built a solid foundation for continued success, and I am optimistic about our future opportunities and potential for growth. This foundation will enable us to achieve our vision of changing health care one person at a time.”

Fourth Quarter 2021 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended Dec. 31, 2020.

  Health plan membership as of Dec. 31, 2021, was approximately 86,100, up 26.0% year over year
  Total revenue was $298.3 million, up 23.0% year over year
  Health plan premium revenue of $284.0 million represented 28.3% growth year over year
  Adjusted gross profit was $42.7 million and loss from operations was ($43.5) million
    Adjusted gross profit excludes depreciation and amortization of $4.1 million and selling, general, and administrative expenses of $78.1 million (which includes $24.8 million of equity-based compensation). Adjusted gross profit also excludes an additional $4.0 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 85.7%
  Adjusted EBITDA was ($8.9) million and net loss was ($47.8) million

Full Year 2021 Financial Highlights
All comparisons, unless otherwise noted, are to the twelve months ended Dec. 31, 2020.

  Total revenue was $1,167.8 million, up 21.7% year over year
  Health plan premium revenue of $1,120.9 million represented 28.4% growth year over year
  Adjusted gross profit was $144.4 million and loss from operations was ($178.1) million
    Adjusted gross profit excludes depreciation and amortization of $16.1 million and selling, general, and administrative expenses of $291.0 million (which includes $106.6 million of equity-based compensation). Adjusted gross profit also excludes an additional $15.4 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 87.6%
  Adjusted EBITDA was ($33.1) million and net loss was ($195.3) million
  As of Dec. 31, 2021, total cash was $466.6 million, and debt was $154.1 million (excluding unamortized debt issuance costs)

Adjusted Gross Profit is reconciled as follows:

	Three Months Ended December 31,		Year ended December 31,
	2021	2020	2021	2020
(dollars in thousands)
Loss from operations	$(43,466)	$(27,795)	$(178,072)	$(5,263)
Add back:
Equity-based compensation (medical expenses)	3,960	—	15,418	—
Depreciation (medical expenses)	61	86	220	366
Depreciation and amortization	4,088	4,071	15,813	15,095
Selling, general, and administrative expenses	78,081	51,119	290,991	156,398
Total add back	86,190	55,276	322,442	171,859
Adjusted gross profit	$42,724	$27,481	$144,370	$166,596
Adjusted gross profit %	14.3%	11.3%	12.4%	17.4%
Medical benefit ratio	85.7%	88.7%	87.6%	82.6%

Adjusted EBITDA is reconciled as follows:

	Three Months Ended December 31,		Year ended December 31,
	2021	2020	2021	2020
(dollars in thousands)
Net loss	$(47,834)	$(32,065)	$(195,286)	$(22,926)
Add back:
Interest expense	4,452	4,308	17,443	16,931
Depreciation and amortization	4,149	4,157	16,033	15,461
EBITDA	(39,233)	(23,600)	(161,810)	9,466
Equity-based compensation(1)	28,814	1,144	121,999	2,124
Reorganization and transaction-related expenses(2)	527	262	4,585	262
Acquisition expenses(3)	1,020	—	2,110	—
Adjusted EBITDA	$(8,872)	$(22,194)	$(33,116)	$11,852

(1)	2021 represents equity-based compensation related to the timing of the Company’s initial public offering (“IPO”), including the previously issued stock appreciation rights liability awards, modifications related to transaction vesting units, and new grants made in conjunction with the IPO. 2020 represents equity-based compensation related to certain Class B and Class C membership units issued by Alignment Healthcare Holdings, LLC prior to the pre-IPO corporate reorganization (the “Reorganization”) described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 3, 2022 (the “Form 10-K”).

(2)	Represents legal, professional, accounting and other advisory fees related to the Reorganization, the IPO and our November 2021 secondary offering that are considered non-recurring and non-capitalizable.

(3)	Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.

Outlook for First Quarter and Fiscal Year 2022

	Three Months Ending March 31, 2022		Twelve Months Ending December 31, 2022
$ Millions	Low	High	Low	High
Health Plan Membership	93,700	93,900	97,300	99,000
Revenue	$330	$335	$1,330	$1,345
Adjusted Gross Profit[1]	$32	$35	$163	$173
Adjusted EBITDA[2]	($17)	($13)	($47)	($39)

_______________________

  Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as revenues less medical expenses before depreciation and amortization and equity-based compensation expense. We cannot reconcile our estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.
  Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net income (loss) before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses and equity-based compensation expense. We cannot reconcile our estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.

Conference Call Details
The Company will host a conference call at 5:00 p.m. EST today to discuss these results and management’s outlook for future financial and operational performance. The conference call can be accessed by dialing (833) 607-1669 for U.S. participants, or (914) 987-7881 for international participants, and referencing participant code 7365097. A live audio webcast, along with this earnings release and financial tables, will be available online at https://ir.alignmenthealthcare.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link, and will remain available for approximately 12 months.

2022 Annual Meeting of Stockholders

The Company also announced that its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) would be held as a virtual meeting on June 14, 2022. Holders of record of the Company’s common stock as of the close of business on April 22, 2022, will be entitled to vote and attend the 2022 Annual Meeting.

Because the date of the 2022 Annual Meeting is more than 30 days after the anniversary of the IPO, the Company is also providing notice of the deadline for stockholders to submit any notice of business or nominations with respect to the 2022 Annual Meeting and to include any proposals in the Company’s proxy materials related to the 2022 Annual Meeting. To be timely, pursuant to the Company’s Amended and Restated Bylaws (“Bylaws”) and Rule 14a-8 of the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), any notice of business or nominations with respect to the 2022 Annual Meeting must be received by no later than 5:00 p.m. PDT on Wednesday, March 16, 2022. In accordance with the Bylaws, such date is the later of (i) the tenth day following this announcement and (ii) the date that is 90 days prior to the date of the 2022 Annual Meeting, and it also represents a date which the Company considers to be a reasonable time before the Company begins to print and send its proxy materials pursuant to Rule 14a-8. Any proposals and nominations must comply with the specific requirements and procedures set forth in Rule 14a-8 and the Bylaws, as well as comply with applicable law.

All notices of intention to present director nominations or other business proposals at the 2022 Annual Meeting, whether or not intended to be included in the proxy materials, should be addressed to Corporate Secretary, Alignment Healthcare, Inc., 1100 W. Town & Country Rd., Suite 1600, Orange, CA 92868.

The Company will provide additional details regarding the exact time, location and matters to be voted on at the 2022 Annual Meeting in the Company's proxy statement for such meeting.

About Alignment Healthcare

Alignment Healthcare is a consumer-centric platform delivering customized health care in the United States to seniors and those who need it most, the chronically ill and frail, through its Medicare Advantage plans. The company provides partners and patients with customized care and service where they need it and when they need it, including clinical coordination, risk management and technology facilitation. Alignment Healthcare offers health plan options through Alignment Health Plan, and also partners with select health plans to help deliver better benefits at lower costs.

Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the first quarter ending March 31, 2022, and year ending Dec. 31, 2022. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; the impact of shortages of qualified personnel and related increases in our labor costs; and the impact of COVID-19 on our business and results of operation. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended Dec. 31, 2021, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	December 31, 2021	December 31, 2020 (1)
Assets
Current Assets:
Cash	$466,600	$207,311
Accounts receivable (less allowance for credit losses of $111 and $0 at December 31, 2021 and 2020, respectively)	58,512	40,140
Prepaid expenses and other current assets	27,747	17,225
Total current assets	552,859	264,676
Property and equipment, net	30,358	27,145
Right of use asset, net	7,853	9,888
Goodwill and intangible assets, net	35,116	34,645
Other assets	4,709	2,148
Total assets	$630,895	$338,502
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$125,886	$112,605
Accounts payable and accrued expenses	17,431	15,675
Accrued compensation	23,928	25,172
Total current liabilities	167,245	153,452
Long-term debt, net of debt issuance costs	150,620	144,168
Long-term portion of lease liabilities	6,975	10,271
Total liabilities	324,840	307,891

Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 and 0 shares authorized as of December 31, 2021 and 2020, respectively; no shares issued and outstanding as of December 31, 2021 and 2020	—	—
Common stock, $.001 par value; 1,000,000,000 and 164,063,787 shares authorized as of December 31, 2021 and 2020, respectively; 187,193,613 and 164,063,787 shares issued and outstanding as of December 31, 2021 and 2020, respectively	188	164
Additional paid-in capital	880,708	410,018
Accumulated deficit	(574,856)	(379,571)
Total Alignment Healthcare, Inc. stockholders' equity	306,040	30,611
Noncontrolling interest	15	—
Total stockholders' equity	306,055	30,611
Total liabilities and stockholders' equity	$630,895	$338,502

(1)	The consolidated balance sheet as of Dec. 31, 2020, was derived from the audited consolidated financial statements as of that date and was retroactively adjusted, including shares and per share amounts, as a result of the Reorganization. See Note 1 to the financial statements included in the Form 10-K for additional details.

Consolidated Statements of Operations
(in thousands, except per share amounts)
(Quarterly data unaudited)

	Three months ended December 31,		Year ended December 31,
	2021	2020	2021	2020
Revenues:
Earned premiums	$298,071	$241,680	$1,167,085	$955,393
Other	203	729	688	3,829
Total revenues	298,274	242,409	1,167,773	959,222
Expenses:
Medical expenses	259,571	215,014	1,039,041	792,992
Selling, general, and administrative expenses	78,081	51,119	290,991	156,398
Depreciation and amortization	4,088	4,071	15,813	15,095
Total expenses	341,740	270,204	1,345,845	964,485
Loss from operations	(43,466)	(27,795)	(178,072)	(5,263)
Other expenses:
Interest expense	4,452	4,308	17,443	16,931
Other (income) expenses	(84)	(38)	(229)	732
Total other expenses	4,368	4,270	17,214	17,663
Loss before income taxes	(47,834)	(32,065)	(195,286)	(22,926)
Provision for income taxes	—	—	—	—
Net loss attributable to Alignment Healthcare, Inc.	$(47,834)	$(32,065)	$(195,286)	$(22,926)

Total weighted-average common shares outstanding - basic and diluted(1)	178,396,999	152,068,289	171,956,849	152,132,299
Net loss per share - basic and diluted	$(0.27)	$(0.21)	$(1.14)	$(0.15)

(1)	The weighted-average shares used in computing net loss per share, basic and diluted were retroactively adjusted as a result of the Reorganization. See Note 1 to the financial statements included in the Form 10-K for additional details.

Consolidated Statements of Cash Flows
(in thousands)

	Year ended December 31,
	2021	2020
Operating Activities:
Net loss	$(195,286)	$(22,926)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Provision for credit loss	111	118
Depreciation and amortization	16,033	15,461
Amortization-debt issuance costs and investment discount	2,254	2,192
Payment-in-kind interest	4,197	4,015
Loss on disposal of property and equipment	—	1,006
Equity-based compensation and common stock payments	110,600	2,124
Non-cash lease expense	2,731	2,317
Changes in operating assets and liabilities:
Accounts receivable	(17,608)	(4,627)
Prepaid expenses and other current assets	(10,340)	(11,990)
Other assets	644	2,779
Medical expenses payable	12,512	6,460
Accounts payable and accrued expenses	437	645
Accrued compensation	(1,244)	12,651
Lease liabilities	(3,817)	1,277
Noncurrent liabilities	—	(3,941)
Net cash provided by (used in) operating activities	(78,776)	7,561
Investing Activities:
Asset acquisition, net of cash received	(1,405)	—
Purchase of investments	(2,475)	(1,575)
Sale of investments	1,425	825
Acquisition of property and equipment	(18,360)	(15,708)
Proceeds from the sale of property and equipment	—	100
Net cash used in investing activities	(20,815)	(16,358)
Financing Activities:
Purchase of noncontrolling interest	15	—
Equity repurchase	(1,474)	(1,505)
Issuance of common stock	390,600	135,000
Common stock issuance costs	(29,011)	(3,371)
Net cash provided by financing activities	360,130	130,124
Net increase in cash	260,539	121,327
Cash and restricted cash at beginning of period	207,811	86,484
Cash and restricted cash at end of period	$468,350	$207,811
Supplemental disclosure of cash flow information:
Cash paid for interest	$10,992	$10,720
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$347	$106

The following table provides a reconciliation of cash and restricted cash reported within the consolidated balance sheets to the total above:

	Year ended December 31,
	2021	2020
Cash and restricted cash at beginning of period	$466,600	$207,311
Restricted cash in other assets	1,750	500
Total	$468,350	$207,811

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses and equity-based compensation expense.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net loss, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses excluding depreciation and equity-based compensation by total revenues in a given period.

Adjusted Gross Profit

Adjusted Gross Profit is a non-GAAP financial measure that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses.

Adjusted Gross Profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted Gross Profit in lieu of loss from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted Gross Profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Bob East
ICR Westwicke for Alignment Healthcare
AlignmentIR@westwicke.com

Media Contact
Maggie Habib
mPR, Inc. for Alignment Healthcare
alignment@mpublicrelations.com